COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                               MARCH 31, 2004        DECEMBER 31, 2003*
                                                                               --------------        ------------------
                                                                                 (unaudited)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                                  $  13,418,492          $  14,400,034
  Interest-bearing deposits in other banks                                          4,750,786              3,993,331
                                                                                -------------          -------------
    Total cash and cash equivalents                                                18,169,278             18,393,365
  Securities:
    Available for sale (amortized cost of $47,884,134 in March 2004
     and $43,180,913 in December 2003)                                             48,712,704             43,613,112
    Held to maturity (estimated market value of $3,606,844 in March
     2004 and $3,889,736 in December 2003)                                          3,508,140              3,806,376
  FHLB stock                                                                        4,354,400              4,154,400
  Loans held for sale                                                               8,304,744              6,375,275

  Loans                                                                           415,258,023            404,820,362
    Less allowance for loan losses                                                  3,638,961              3,447,002
                                                                                -------------          -------------
      Net loans                                                                   411,619,062            401,373,360

  Other real estate owned                                                                  --                     --
  Accrued interest receivable                                                       1,986,214              1,852,366
  Premises and equipment, net                                                       8,586,347              8,665,698
  Goodwill                                                                          1,461,543              1,461,543
  Other assets                                                                     12,179,366             12,741,394
                                                                                -------------          -------------
          Total assets                                                          $ 518,881,798          $ 502,436,889
                                                                                =============          =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                      $ 376,450,494          $ 367,202,433
  Short-term borrowings                                                            32,048,351             41,416,785
  Escrow deposits                                                                     296,599                199,433
  Accrued interest payable                                                            195,851                180,067
  Accrued expenses and other liabilities                                            2,577,038              2,207,003
  Long-term obligations                                                            63,086,523             48,087,770
                                                                                -------------          -------------
       Total liabilities                                                          474,654,856            459,293,491
                                                                                -------------          -------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                       --                     --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,860,764 and 2,849,447 shares issued and outstanding                           2,860,764              2,849,447
  Additional paid-in capital                                                        2,673,233              2,638,044
  Accumulated other comprehensive income                                              546,856                285,251
  Retained earnings                                                                38,146,089             37,370,656
                                                                                -------------          -------------
       Total stockholders' equity                                                  44,226,942             43,143,398
                                                                                -------------          -------------
          Total liabilities and stockholders' equity                            $ 518,881,798          $ 502,436,889
                                                                                =============          =============
Book value per common share                                                           $ 15.46                $ 15.14
                                                                                =============          =============

*Derived from audited consolidated financial statements.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                   Three Months Ended
                                                                        March 31,
                                                                 2004               2003
                                                           -----------------  -----------------
INTEREST INCOME:
  Loans                                                         $ 5,944,835        $ 6,564,072
  Securities                                                        562,083            603,090
  Other                                                               9,880              9,806
  Dividends on FHLB stock                                            35,736             45,575
                                                           ----------------   ----------------
       Total interest income                                      6,552,534          7,222,543
                                                           ----------------   ----------------

INTEREST EXPENSE:
  Deposits                                                        1,506,825          2,038,260
  Borrowed funds                                                    672,009            891,943
                                                           ----------------   ----------------
       Total interest expense                                     2,178,834          2,930,203
                                                           ----------------   ----------------

NET INTEREST INCOME                                               4,373,700          4,292,340
Provision for loan losses                                           220,000            200,000
                                                           ----------------   ----------------
       Net interest income after provision for loan losses        4,153,700          4,092,340
                                                           ----------------   ----------------

NONINTEREST INCOME:
   Gain on sale of loans                                            580,169            977,456
   Net gain on sale of securities                                        --                 --
   Service charges and fees on loans                                 69,713            149,152
   Deposit-related fees                                             364,091            256,871
   Bank-owned life insurance earnings                                86,608             97,074
   Other income, net                                                 44,910             52,625
                                                           ----------------   ----------------
       Total noninterest income                                   1,145,491          1,533,178
                                                           ----------------   ----------------

NONINTEREST EXPENSE:
   Compensation and fringe benefits                               2,296,407          2,268,591
   Occupancy and equipment                                          824,305            647,931
   Professional and examination fees                                131,221            101,247
   Advertising                                                      124,981            120,555
   Real estate owned                                                    432             17,890
   Other                                                            523,099            462,553
                                                           ----------------   ----------------
     Total noninterest expenses                                   3,900,445          3,618,767
                                                           ----------------   ----------------

Income before income taxes                                        1,398,746          2,006,751
Income tax expense                                                  480,276            619,101
                                                           ----------------   ----------------

NET INCOME                                                        $ 918,470        $ 1,387,650
                                                           ================   ================
NET INCOME PER SHARE:
   Basic                                                             $ 0.32             $ 0.49
                                                           ================   ================
   Diluted                                                           $ 0.32             $ 0.48
                                                           ================   ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                          2,855,539          2,844,678
                                                           ================   ================
   Diluted                                                        2,913,184          2,887,096
                                                           ================   ================

COOPERATIVE BANKSHARES, INC.
AVERAGE BALANCES

                                                                                    For the quarter ended
                                                                March 31, 2004                                 March 31, 2003
                                                 -----------------------------------------------------------------------------------
(Dollars in thousands)                                                      Average                                        Average
                                                    Average                  Yield/          Average                       Yield/
                                                    Balance     Interest      Cost           Balance        Interest        Cost
                                                 ------------  ----------- ----------      ------------   ------------   ----------
Interest-earning assets:
   Interest-bearing deposits in other banks        $  4,432      $   10       0.90%          $  3,554           $ 10        1.13%
   Securities:
      Available for sale                             46,512         512       4.40%            40,339            493        4.89%
      Held to maturity                                3,749          50       5.33%             7,783            109        5.60%
   FHLB stock                                         4,133          36       3.48%             4,124             46        4.46%
   Loan portfolio                                   416,469       5,945       5.71%           418,894          6,564        6.27%
                                                 ----------       -----                      --------          -----
    Total interest-earning assets                   475,295       6,553       5.51%           474,694          7,222        6.09%

Non-interest earning assets                          25,629                                    26,266
                                                 ----------                                  --------
Total assets                                       $500,924                                  $500,960
                                                 ==========                                  ========


Interest-bearing liabilities:
   Deposits                                         344,086       1,507       1.75%           344,878          2,038        2.36%
   Borrowed funds                                    86,052         672       3.12%            93,473            892        3.82%
                                                 ----------      ------                      --------         ------
    Total interest-bearing liabilities              430,138      $2,179       2.03%           438,351         $2,930        2.67%
                                                                 ------                                       ------

Non-interest bearing liabilities                     29,868                                    23,772
                                                 ----------                                  --------

    Total liabilities                               460,006                                   462,123
    Stockholders' equity                             40,918                                    38,837
                                                 ----------                                  --------
Total liabilities and stockholders' equity         $500,924                                  $500,960
                                                 ==========                                  ========

Net interest income                                              $4,374                                       $4,292
                                                                 ======                                       ======

Interest rate spread                                                          3.49%                                         3.41%
                                                                             =====                                         =====

Net yield on interest-earning assets                                          3.68%                                         3.62%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                               110.5%                                        108.3%
                                                                             =====                                         =====